Third Quarter 2017 EarningsNASDAQ Global Select Market: UBNK Create Your Balance

2NASDAQ: UBNK This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings. NON-GAAP FINANCIAL MEASURES This Presentation contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide supplemental perspectives on operating results, performance trends, and financial condition. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of our business activities, and to enhance comparability with peers across the financial services sector. Forward Looking Statements

3NASDAQ: UBNK Corporate Contacts William H. W. Crawford, IV Chief Executive Officer Eric R. Newell, CFA Executive Vice President, Chief Financial Officer 860-291-3722 or ENewell@bankatunited.com Investor Information: Marliese L. Shaw Executive Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or MShaw@bankatunited.com

4NASDAQ: UBNK Table of Contents Page Branch Network 5 Market Opportunities 6 Management Team and Ownership 7 Four Key Objectives 8 Consumer Banking 9 Wholesale Banking 10 Wholesale Banking Overview 11 Shared Services 12 Financial Highlights 13

5NASDAQ: UBNK Branch Network 3rd largest public bank headquartered in CT with $6.98 billion in assets 53 Branches located in Central CT and Western MA #4 market share in combined Hartford / Springfield MSA $95 million in average deposits per branch (6/30/17 Branch level reporting; Source: FDIC Summary of Deposits Report)

6NASDAQ: UBNK Market Opportunities • United Bank operates in attractive markets with significant wealth and customer base • New Haven and Fairfield County provide growth opportunities • The Bank’s main operational markets have significant wealth Markets Population Population35-54 Average HHI Median Age Hartford MSA 1,203,451 308,775 106,628 41 Springfield MSA 631,238 148,559 80,416 38 Worcester MSA 939,515 248,407 96,110 40 New Haven County 854,178 218,595 94,662 41 Fairfield County 946,784 255,718 140,471 40 Total 4,575,166 1,180,054 105,271 40 *Total Average Household Income (HHI) weighted by households and Age weighted by population Main Operational Markets Opportunity Markets NOTE: Data sourced from SNL analysis as of October 2017

Management Team and Ownership

Name	Title/Function	Years in Industry/ Years at United	Prior Experience
William H.W. Crawford, IV	Chief Executive Officer	28/6	Wells Fargo Bank, Wachovia Bank, SouthTrust Bank
Eric R. Newell	Chief Financial Officer	13/6	FDIC, Fitch Ratings, Alliance Bernstein
Dena M. Hall	Chief Marketing Officer	20/12	Woronoco Savings Bank
Craig W. Hurty	Chief Human Resources Officer	33/3	Aetna, PacifiCare Health Systems
Mark A. Kucia	Chief Credit Officer	29/11	National Westminster Bank, Liberty Bank, Mechanics Bank, BayBank
Brandon C. Lorey	Head of Consumer Banking	26/4	H&R Block Bank, Chevy Chase Federal Savings Bank
David C. Paulson	Head of Wholesale Banking	31/3	Santander, Wells Fargo, Wachovia
John J. Smith	Chief Information & Administrative Officer	31/1	CIT Group, NYCE Corporation, Summit Bank
Elizabeth Wynnick	Chief Risk Officer	25/5	NewAlliance Bank, Webster Bank

- William H.W. Crawford, IV owns 531,031 shares of stock and options*
- UBNK management owns 1,317,472 shares of stock and options*
- UBNK Non-Executive Officer Directors own 530,497 shares of stock and options*

*Note: 401k/ESOP share ownership is as of 12/31/16.

united financial bancorp, inc.
NASDAQ: UBNK
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8NASDAQ: UBNK Four Key Objectives Objective Progress 1. Align earning asset growth with organic capital and low cost core deposit generation to maintain strong capital and liquidity (a) YoY deposit growth of 9.7% vs. 10.3% for loans; (b) YoY non-interest bearing deposit growth of 5.4%; (c) YoY capital growth of 5.2% 2. Re-Mix cash flows into better yielding risk adjusted return on assets with lower funding costs relative to peers. (a) NIM increased 5bps YoY and decreased 4bps QoQ; (b) Growth focused on C&I, OOCRE, and Home Equity, which increased YoY 24.3%, 13.0%, and 17.2%, respectively. 3. Invest in people, systems, and technology to grow revenue and improve customer experience while maintaining attractive cost structure. (a) Non-Interest Expense/Average Assets (NIE/AA) at 2.02% annualized in 3Q17 with 60% efficiency ratio while making continued strategic investments in Information Technology and Project Management 4. Grow operating revenue, maximize operating earnings, grow tangible book value, pay dividend. Achieve more revenue into NII and core fee income. (a) Increased revenue and EPS YoY; (b) TBV/share increased 2.0% QoQ and 5.9% YoY; (c) Increased service charges and fees YoY; (d) 3Q17 annualized dividend yield of 2.76%

9NASDAQ: UBNK Consumer Banking Consumer Loan Detail as of 09/30/2017 Construction 2% Home equity 27% Other consumer 13% Residential 58% Diverse products designed to meet the needs of our consumer customers. Retail and Small Business Banking team focused on gaining new customer relationships and deposit growth • Mortgage Sales team originated $133.5 million of residential mortgage loans in Q3 2017. Participate in secondary market sales. • Consumer Lending team who utilize the branch network to acquire profitable customer relationships with growth in Home Equity and lines of credit. • United Northeast Financial Advisors serving over 50 banking offices with investment services offerings. Demonstrating strong growth each quarter. • Internationally experienced LH-finance Marine division. ($2.08 Bn, or 40% of loans)

10NASDAQ: UBNK Wholesale Banking Commercial Loan Detail as of 09/30/2017 Construction 3% Owner-Occupied CRE 14% C&I 26% Investor CRE 57% Robust offering of products to support commercial customer needs and provide competitive advantage. • Diverse and experienced Commercial Banking team: Commercial Lending team provides geographic diversity and multiple areas of C&I industry expertise. • Cash Management and Municipal Banking team focused on deposit gathering and growing strategically important relationships. • Commercial Real Estate activities largely focused on growing Owner-Occupied CRE portfolio, while Investor CRE has remained essentially flat for four quarters. Regional CRE program provides geographic diversity in strong markets throughout the Northeast and Mid Atlantic. • Business Banking team focused on growing C&I loans and core deposits. ($3.13 Bn, or 60% of loans)

11NASDAQ: UBNK Wholesale Banking Overview • Asset quality remains exceptional through diversification, granularity, that is accretive to risk adjusted capital Investor CRE & ADC by Property Type $1,860 Million C&I & Owner Occupied CRE by Industry $1,264 Million

12NASDAQ: UBNK Shared Services In addition to a strong and seasoned leadership team, the Company has recruited, retained and developed deeply talented teams across the organization Significant investment in Information Technology resources to provide leadership for effective strategic and tactical planning in the use of technology. Implementing the use of leading edge development methodologies and feedback loops. Experienced Enterprise Risk and Credit Risk areas that maintain a strong, consistent culture of risk discipline. Support profitable business results using vigilance, agility, and expertise. Strong recruiting, retention and talent development via Human Resources division. Focus on defining, attracting, and developing the right mix of critical talent to support and grow the businesses. Deep Finance and Treasury group with talent recruited from a large and diversified set of institutions. Provide decision support for strategic and operational goals using key business drivers and parameters that impact future profit and revenue growth. Experienced and talented Tax team driving profitable tax planning.

13NASDAQ: UBNK Financial Highlights

14NASDAQ: UBNK Third Quarter Walk (Dollars in thousands) GAAP Net Income QTD GAAP Net Income LTM Actual Beginning Balance $ 16,200 $ 14,159 Loan Income 2,135 6,478 Investment Income 102 985 Interest Expense (1,797) (3,724) Net Interest Income 440 3,739 Provision (274) (1,200) Net Interest Income after Provision 166 4,939 Service Charges and Fees (673) 435 Security Gains/Losses 63 110 Mortgage Banking (626) (994) Gains/Losses on Limited Partnerships (226) (14) Other 59 647 Non-Interest Income (1,403) 184 Salaries and Benefits 431 1,704 Service Bureau Fees 40 23 Occupancy Expense 83 160 Professional Fees 96 (77) Marketing (150) 431 FDIC (16) (39) Other (554) 471 Non-Interest Expense (70) 2,673 Taxes (158) 1,418 Total Change (1,009) 1,032 Actual Ending Balance $ 15,191 $ 15,191

15NASDAQ: UBNK Tangible Book Value and Dividend Return

16NASDAQ: UBNK Swap and Mortgage Contribution to Total Revenue

17NASDAQ: UBNK Forecast Actual Q1 2017 Actual Q2 2017 Actual Q3 2017 Forecast Q4 2017 Tax Equivalent Net Interest Margin 3.01% 3.04% 3.00% 3.00% - 3.04% ^ Loan Growth* 3.4%* 8.9%* 12.0%* high single digit Provision / Average Gross Loans* 0.19%* 0.18%* 0.20%* 0.24% Non-Interest Income $8.5 million $9.5 million $8.1 million $8.25 - $8.75million/qtr Non-Interest Expense $34.7 million $35.0 million $34.9 million ~ $35.5 million/qtr Effective Tax Rate (YTD) 13.2% 12.9% 12.8% 13% *Note: Loan Growth, Provision/Average Gross Loans are annualized, unless noted. ^ Tax Equivalent NIM forecast assumes no changes to interest rates in forecast period

18NASDAQ: UBNK NIE/Average Assets/FTE Employees NIE/AA Employees 3.5% 2.5% 1.5% 0.5% 800 700 600 500 400 300 200 100 0 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017 Q3* Period Ending 2.02% 281 331 342 683 697 718 785 *NIE/Average Assets calculation is annualized

Balance Sheet Trends

Balance Sheet ($ in thousands)	3Q2017	2Q2017	1Q2017	4Q2016	3Q2016	QoQ 3Q17 vs 2Q17 $ Change	QoQ 3Q17 vs 2Q17 %	YoY 3Q17 vs 3Q16 $ Change	YoY 3Q17 vs 3Q16 %
ASSETS									
Cash and cash equivalents	$ 98,517	$ 74,851	$ 84,660	$ 90,944	$ 214,246	$ 23,666	31.6%	$ (115,729)	(54.0)%
Securities	1,081,748	1,087,176	1,089,666	1,057,449	1,066,601	(5,428)	(0.5)	15,147	1.4
Loans held for sale	89,419	157,487	87,031	62,517	83,321	(68,068)	(43.2)	6,098	7.3
Residential real estate	1,211,783	1,172,540	1,167,428	1,156,227	1,129,079	39,243	3.3	82,704	7.3
Home equity	561,814	538,130	516,325	536,772	479,390	23,684	4.4	82,424	17.2
Other consumer	267,921	237,708	225,317	209,393	213,830	30,213	12.7	54,091	25.3
Residential construction	39,460	46,117	49,456	53,934	52,476	(6,657)	(14.4)	(13,016)	(24.8)
Investor non-occupied CRE	1,777,716	1,761,940	1,697,414	1,705,319	1,702,701	15,776	0.9	75,015	4.4
Owner occupied CRE	442,989	429,848	433,358	416,718	392,168	13,141	3.1	50,821	13.0
Commercial business	821,372	792,918	769,153	724,557	660,676	28,454	3.6	160,696	24.3
Commercial construction (ADC)	82,688	74,980	85,533	98,794	90,380	7,708	10.3	(7,692)	(8.5)
Loans - net	5,174,672	5,024,532	4,913,953	4,870,552	4,689,834	150,140	3.0	484,838	10.3
Deferred tax asset, net	30,999	27,034	37,040	39,962	32,529	3,965	14.7	(1,530)	(4.7)
Premises and equipment, net	61,063	54,480	51,299	51,757	52,520	6,583	12.1	8,543	16.3
Intangible Assets	120,108	120,445	120,798	121,183	121,568	(337)	(0.3)	(1,460)	(1.2)
Cash surrender value of BOLI	171,300	170,144	169,007	167,823	126,948	1,156	0.7	44,352	34.9
Other Assets*	148,670	160,014	143,166	137,333	157,288	(11,344)	(7.1)	(8,618)	(5.5)
Total Assets	$6,976,496	$6,876,163	$ 6,696,620	$6,599,520	$ 6,544,855	$ 100,333	1.5%	$ 431,641	6.6 %
LIABILITIES AND STOCKHOLDERS' EQUITY									
Liabilities:									
Deposits:									
Non-interest-bearing	$ 725,130	$ 721,917	$ 690,516	$ 708,050	$ 687,865	$ 3,213	0.4%	$ 37,265	5.4 %
Interest-bearing	4,427,892	4,271,562	4,099,843	4,003,122	4,007,606	156,330	3.7	420,286	10.5
Total Deposits	5,153,022	4,993,479	4,790,359	4,711,172	4,695,471	159,543	3.2	457,551	9.7
Mortgagors' and investor escrow accounts	9,641	15,045	10,925	13,354	9,045	(5,404)	(35.9)	596	6.6
FHLB advances and other borrowing	1,068,814	1,138,817	1,180,053	1,169,619	1,102,882	(70,003)	(6.1)	(34,068)	(3.1)
Accrued expenses and other liabilities	54,366	49,358	49,300	49,509	81,217	5,008	10.1	(26,851)	(33.1)
Total liabilities	6,285,843	6,196,699	6,030,637	5,943,654	5,888,615	89,144	1.4	397,228	6.7
Total stockholders' equity	690,653	679,464	665,983	655,866	656,240	11,189	1.6	34,413	5.2
Total liabilities and stockholders' equity	$6,976,496	$6,876,163	$ 6,696,620	$6,599,520	$ 6,544,855	$ 100,333	1.5%	$ 431,641	6.6 %

*Other assets include FHLBB stock (at cost), accrued interest receivable, in addition to other assets united financial bancorp, inc.
NASDAQ: UBNK
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20NASDAQ: UBNK Investment Portfolio Portfolio Stats ($ in millions) 2017Q3 2017Q2 Average balance $ 1,091 $ 1,099 Yield 3.52% 3.48% Average Rating AA AA Actual MBS Portfolio $ 575 $ 592 Total Portfolio Duration (years) 3.6 3.6 Summary of Quarterly Securities Purchases 2017Q3 2017Q2 Average Yield 3.43% 3.10% Average Rating AA- AA Total Securities/Assets (%) 25.0 20.0 15.0 10.0 5.0 201 4Q 1 201 4Q 2 201 4Q 3 201 4Q 4 201 5Q 1 201 5Q 2 201 5Q 3 201 5Q 4 201 6Q 1 201 6Q 2 201 6Q 3 201 6Q 4 201 7Q 1 201 7Q 2 201 7Q 3 19.3 18.8 19.4 19.5 20.1 19.0 18.7 17.2 17.5 17.0 16.3 16.0 16.3 15.8 15.5 Investment Portfolio Summary (Total) September 30, 2017 Corp Debt 8% Agency CMO 16% Agency CCMO 14% Agency CMBS 2%CLO 13% Muni 25% Agency MBS 21% Preferred 1%

21NASDAQ: UBNK Asset Quality ($ in thousands, except percentage data) 2017Q3 2017Q2 2017Q1 2016Q4 2016Q3 Non-accrual loans $ 24,789 $ 25,048 $ 26,376 $ 26,759 $ 25,983 TDR - non-accruing 6,628 7,475 8,252 7,304 7,345 Total non-performing loans 31,417 32,523 34,628 34,063 33,328 OREO 2,444 1,770 1,786 1,890 2,792 Total non-performing assets $ 33,861 $ 34,293 $ 36,414 $ 35,953 $ 36,120 NPLs to total loans 0.60% 0.64% 0.70% 0.69% 0.71% NPAs to total assets 0.49% 0.50% 0.54% 0.54% 0.55% Net charge offs $ 1,261 $ 534 $ 1,783 $ 1,641 $ 647 Annualized NCOs to average loans 0.10% 0.04% 0.14% 0.14% 0.05% Allowance for loan losses to non-performing loans 147.59% 138.55% 125.05% 125.64% 123.26% Allowance for loan losses to total loans 0.89% 0.89% 0.88% 0.87% 0.87% Provision for loan losses (annualized)/Average Loans 0.20% 0.18% 0.19% 0.28% 0.31%

Commercial Real Estate

Institution Name	City	State	Ticker	CRE / Risk-Based Capital	3-Year Ratio Delta	Construction / Risk-Based Capital	3-Year Ratio Delta
United Financial Bancorp, Inc.	**Glastonbury**	**CT**	**UBNK**	**286%**	**18%**	**23%**	**(5)%**
People's United Financial, Inc.	Bridgeport	CT	PBCT	260%	(5)%	19%	(9)%
Webster Financial Corporation	Waterbury	CT	WBS	158%	23%	21%	2%
Berkshire Hills Bancorp, Inc.	Pittsfield	MA	BHLB	252%	49%	43%	5%
Independent Bank Corp.	Rockland	MA	INDB	312%	(7)%	52%	(2)%
Brookline Bancorp, Inc.	Boston	MA	BRKL	353%	(13)%	23%	(4)%
Century Bancorp, Inc.	Medford	MA	CNBKA	35%	(1)%	5%	—%
Washington Trust Bancorp, Inc.	Westerly	RI	WASH	286%	32%	35%	13%
Meridian Bancorp, Inc.	Peabody	MA	EBSB	550%	1%	109%	25%
Camden National Corporation	Camden	ME	CAC	262%	106%	27%	3%
First Connecticut Bancorp, Inc.	Farmington	CT	FBNK	311%	31%	28%	(5)%
Enterprise Bancorp, Inc.	Lowell	MA	EBTC	246%	(29)%	82%	(2)%
Community Bank System, Inc.	De Witt	NY	CBU	110%	34%	18%	2%
NBT Bancorp Inc.	Norwich	NY	NBTB	163%	27%	24%	(1)%
Sterling Bancorp	Montebello	NY	STL	276%	53%	15%	—%
			High	550%	106%	109%	25%
			Low	35%	(29)%	5%	(9)%
			Mean	255%	22%	36%	2%
			Median	261%	25%	26%	0%
			UBNK Ranking out of 15 (ascending):	***11***	***7***	***6***	***3***

NOTE: All financial data as of June 30, 2017
CRE includes 1.a.1, 1.a.2, 1.b, 1.d, and 1.e.2 from RC-C Part 1 FFIEC 041
Data is Bank-level; BRKL subsidiaries aggregated
Ratio deltas represent change in ratio over 3-year period
All data sourced from S & P Global Market Intelligence

united financial bancorp, inc.
NASDAQ: UBNK
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23NASDAQ: UBNK Loan and Deposit Composition Demand & NOW: 24% Regular Savings: 11% Money Market: 25% Time Deposits: 40% Demand & NOW: 27% Regular Savings: 10%Money Market: 30% Time Deposits: 33% Deposit Composition at September 30, 2016Deposit Composition at September 30, 2017 Total Deposits at 9/30/16: $4.70 billionTotal Deposits at 9/30/17: $5.15 billion Demand & NOW: 22% Regular Savings: 12% Money Market: 29% Time Deposits: 37% Deposit Composition at September 30, 2015 Total Deposits at 9/30/15: $4.26 billion OOCRE: 8% Investor CRE: 38% Comm Construction: 3% C&I: 14% Residential: 28% Home Equity: 8% Resi Construction: 1%OOCRE: 8% Investor CRE: 36% Comm Construction: 2% C&I: 14% Residential: 24% Home Equity: 10% Other Consumer: 5% Resi Contruction: 1%OOCRE: 9% Investor CRE: 34% Comm Construction: 1% C&I: 16% Residential: 23% Home Equity: 11% Resi Construction: 1% Other Consumer: 5% Loan Composition at September 30, 2015Loan Composition at September 30, 2016Loan Composition at September 30, 2017 Total Loans at 9/30/15: $4.21 billionTotal Loans at 9/30/16: $4.72 billionTotal Loans at 9/30/17: $5.21 billion

24NASDAQ: UBNK Diversified Deposit Funding Sources Interest Bearing Non-Interest Bearing Deposit Growth Trend 201 4 201 5 201 6 Q3 201 7 3,432,952 3,779,353 4,003,122 4,427,892 602,359 657,718 708,050 725,130$4.04 B $4.44 B $4.71 B $5.15 B Non-Interest Bearing CAGR: 7%, Interest Bearing CAGR: 10% Non-Transaction Accounts Transaction Accounts Deposit Growth Trend 201 4 201 5 201 6 Q3 201 7 3,132,851 3,417,910 3,504,450 3,746,297 902,460 1,019,161 1,206,722 1,406,725$4.04 B $4.44 B $4.71 B $5.15 B Transaction CAGR: 18%, Non-Transaction CAGR: 7% Business MMDA: 15% Retail MMDA: 15% Savings: 10% Checking: 27% CD: 33% Business MMDA: 13% Retail MMDA: 12% Savings: 11% Checking: 24% CD: 40% Deposit Composition at 09/30/2017 Deposit Composition at 09/30/2016

25NASDAQ: UBNK Non-GAAP Reconciliation Three Months Ended September 30, 2017 June 30, 2017 March 31, 2017 December 31, 2016 September 30, 2016 Net Income (GAAP) $ 15,191 $ 16,200 $ 13,726 $ 14,550 $ 14,159 Non-GAAP adjustments: Non-interest income (158) (95) (465) (94) (118) Non-interest expense — — — 107 55 Related income tax (benefit) expense 55 33 163 (5) 22 Net adjustment (103) (62) (302) 8 (41) Total non-GAAP net income $ 15,088 $ 16,138 $ 13,424 $ 14,558 $ 14,118 Net interest income (GAAP) $ 46,768 $ 46,328 $ 44,297 $ 43,172 $ 43,029 Non-interest income (GAAP) $ 8,073 $ 9,476 $ 8,505 $ 8,936 $ 7,889 Non-GAAP adjustments: Net gain on sales of securities (158) (95) (457) (94) (48) BOLI claim benefit — — (8) — (70) Net adjustment (158) (95) (465) (94) (118) Total non-GAAP non-interest income 7,915 9,381 8,040 8,842 7,771 Total non-GAAP net interest income 46,768 46,328 44,297 43,172 43,029 Total non-GAAP revenue $ 54,683 $ 55,709 $ 52,337 $ 52,014 $ 50,800

26NASDAQ: UBNK Non-GAAP Reconciliation (cont.) Three Months Ended September 30, 2017 June 30, 2017 March 31, 2017 December 31, 2016 September 30, 2016 Non-interest expense (GAAP) $ 34,909 $ 34,979 $ 34,695 $ 33,293 $ 32,236 Non-GAAP adjustments: Effect of position eliminations — — — (107) (55) Net adjustment — — — (107) (55) Total non-GAAP non-interest expense $ 34,909 $ 34,979 $ 34,695 $ 33,186 $ 32,181 Total loans $ 5,205,743 $ 5,054,181 $ 4,943,984 $ 4,901,714 $ 4,720,700 Non-covered loans (1) (739,376) (699,938) (691,054) (744,763) (721,763) Total covered loans $ 4,466,367 $ 4,354,243 $ 4,252,930 $ 4,156,951 $ 3,998,937 Allowance for loan losses $ 46,368 $ 45,062 $ 43,304 $ 42,798 $ 41,080 Allowance for loan losses to total loans 0.89% 0.89% 0.88% 0.87% 0.87% Allowance for loan losses to total covered loans 1.04% 1.03% 1.02% 1.03% 1.03% (1) As required by GAAP, the Company recorded at fair value acquired loans. These loans carry no allowance for loan losses for the periods reflected above.